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                                                                  Exhibit (5)(c)

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
VARIABLE IMMEDIATE ENROLLMENT FORM                                                      THE UNITED STATES LIFE INSURANCE COMPANY
(Please type or print in black ink)                                                                      IN THE CITY OF NEW YORK
                                                                                405 King Street, 4th Floor, Wilmington, DE 19801
                                                                                                                  1-800-538-6381
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1.  ANNUITANT (If Owner and Annuitant are different, check here [_] and also complete Owner information, #2 below)

    SEX:       [_] Male    [_] Female     DATE OF BIRTH* (MM/DD/YYYY):____________________

    NAME** (FIRST, MI, LAST): Mr/Mrs/Ms_________________________________________________________________________________________

    ADDRESS (STREET): __________________________________________________ (CITY/STATE/ZIP)_______________________________________

    TELEPHONE NUMBER: __(______)_____________________________________________ SSN/TAX ID: ______________________________________

** IF OWNER/ANNUITANT/PAYEE IS A PERSON AND NEITHER A U.S. CITIZEN NOR A U.S. RESIDENT, EXPLAIN RESIDENCY AND CITIZENSHIP UNDER
"SPECIAL REQUESTS", #5.

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1A. JOINT ANNUITANT (Joint Contracts only. Note: applicable income taxes will be reported for SSN/TAX ID of primary
    Annuitant #1 above)

    [_] Spouse [_] Other ______________________

    SEX:       [_] Male    [_]  Female                                        DATE OF BIRTH* (MM/DD/YYYY):______________________

    NAME (FIRST, MI, LAST): Mr/Mrs/Ms___________________________________________________________________________________________

    ADDRESS (STREET): __________________________________________________ (CITY/STATE/ZIP)_______________________________________

    TELEPHONE NUMBER: __(______)_____________________________________________ SSN/TAX ID: ______________________________________

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2.  OWNER (Complete if Owner and Annuitant are different)

    [_] Individual    [_] Partnership   [_] Corporation   [_] Trust     [_] Plan Sponsor  [_] Other ____________________________

    NAME (FIRST, MI, LAST): Mr/Mrs/Ms________________________________________ DATE OF BIRTH* (MM/DD/YYYY):______________________

    ADDRESS (STREET): __________________________________________________ (CITY/STATE/ZIP)_______________________________________

    TELEPHONE NUMBER: __(______)_____________________________________________ SSN/TAX ID: ______________________________________

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2A. JOINT OWNER (Nonqualified only)

    [_] Spouse [_] Other ______________________

    NAME (FIRST, MI, LAST): Mr/Mrs/Ms________________________________________ DATE OF BIRTH* (MM/DD/YYYY):______________________

    ADDRESS (STREET): __________________________________________________ (CITY/STATE/ZIP)_______________________________________

    TELEPHONE NUMBER: __(______)_____________________________________________ SSN/TAX ID: ______________________________________

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3.  BENEFICIARY INFORMATION
    (Period Certain and Cash Refund options only. If more than one Beneficiary, proceeds will be divided equally unless otherwise indicated)

    NAME _________________________________________________ ADDRESS:_____________________________________________________________

         ___________________%  SSN/TAX ID: ____________________________ RELATIONSHIP TO ANNUITANT:______________________________

    NAME _________________________________________________ ADDRESS:_____________________________________________________________

         ___________________%  SSN/TAX ID: ____________________________ RELATIONSHIP TO ANNUITANT:______________________________

    IF MORE THAN 2 BENEFICIARIES, LIST ON A SEPARATE SHEET SIGNED BY THE OWNER AND CHECK THIS BOX [_]

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4.  ELECTRONIC FUNDS TRANSFER

    [_] Checking (attach voided check) [_] Savings (attach preprinted deposit slip) Account Number:_____________________________

    Name on Account: _________________________________________      Name of Institution:________________________________________

    ABA Routing/Transit Number [__________________]                 Address of Institution:_____________________________________

    I authorize the Company to initiate credit entries and, if necessary, debit entries and other adjustments for any credit entries in error to the account
    indicated above.                                                                 (Owner's Initials) ________________________

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5.  SPECIAL REQUESTS:

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------------

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* EVIDENCE OF AGE IS REQUIRED FOR ANY LIFETIME INCOME PAYOUT OPTION AND ANY QUALIFIED OR IRA ANNUITY.
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24GVIA1000                                                      Rev date:

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6.  PREMIUM PAYMENT

    PREMIUM PAYMENT: $ ______________________________________________ (Estimated if 1035 Exchange/Trustee Transfer)

    TYPE:   [_] (S) 1035 Exchange/Trustee Transfer (complete "Company" transfer form) [_] Check Attached [_] Wire Transfer

    SOURCE: [_] IRA   [_] Nonqualified*   [_] Employer Plans** (plan type/name) ______________________   [_] Other _____________

    * NON-IRA FUNDS ON WHICH INCOME TAXES HAVE ALREADY BEEN PAID.
    ** FUNDS FROM A RETIREMENT PLAN SUCH AS A KEOGH/HR-10, 401(K), 403(B) DEFINED BENEFIT, 457, MONEY PURCHASE OR PROFIT
    SHARING PLAN.
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7.  VARIABLE INVESTMENT OPTIONS

Premium Amount (from Item 6 above) $__________________________ (estimated)

Below you will be asked to allocate this Premium Amount between the Fixed Income Account and the Variable Income Account. You may elect any percentage combination of Fixed and Variable Income Accounts. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be expressed as a whole number. You are not required to allocate to every investment choice; however, the minimum allocation to any investment choice that you do elect is five percent (5%).

Investment of Premium to Fixed and Variable Income Accounts: SUM OF FIXED AND VARIABLE BELOW MUST EQUAL 100%.

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INCOME ACCOUNT                        ALLOCATION                       INSTRUCTIONS
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Fixed Income Account                        %     If you selected 100%, please skip to Item 9.
Variable Income Account                     %     If you allocated a percentage here, continue to Item 8
Sum of Fixed and Variable Allocation     100%
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8.  ALLOCATION OF VARIABLE INCOME ACCOUNT

You are investing in this section, only the portion of your Premium you allocated to the Variable Income Account above. The cumulative total for all choices elected must equal one hundred percent (100%). All percentages must be a whole number. You are not required to allocate to every investment choice; however, the minimum allocation to any investment choice that you do elect is five percent (5%).

PLEASE NOTE: IF YOUR SOURCE(S) OF PREMIUM FROM ITEM 6 ABOVE INCLUDES BOTH QUALIFIED and NONQUALIFIED funds, you will need to complete TWO Variable Immediate Annuity enrollment forms. If you are unsure whether your funds are QUALIFIED OR NONQUALIFIED, please contact us.

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     IF THE SOURCE(S) OF YOUR PREMIUM FROM ITEM 6 ABOVE IS          IF THE SOURCE(S) OF YOUR PREMIUM FROM ITEM 6 ABOVE IS
    QUALIFIED FUNDS (PRE-TAX FUNDS), YOU MAY ONLY INVEST IN     NONQUALIFIED FUNDS (AFTER-TAX FUNDS), YOU MAY ONLY INVEST IN
                        THE FUNDS BELOW                                                THE FUNDS BELOW
--------------------------------------------------------------- -------------------------------------------------------------
QUALIFIED VARIABLE INVESTMENT OPTIONS                ALLOCATION NONQUALIFIED VARIABLE INVESTMENT OPTIONS           ALLOCATION
---------------------------------------------------- ---------- -------------------------------------------------- ----------
Vanguard(R) Dividend Growth Fund                       _______% Vanguard(R) VIF Balanced Portfolio                   _______%
Vanguard(R) GNMA Fund                                  _______% Vanguard(R) VIF Capital Growth Portfolio             _______%
Vanguard(R) Inflation-Protected Securities Fund        _______% Vanguard(R) VIF Diversified Value Portfolio          _______%
Vanguard(R) LifeStrategy(R) Conservative Growth Fund   _______% Vanguard(R) VIF Equity Income Portfolio              _______%
Vanguard(R) LifeStrategy(R) Growth Fund                _______% Vanguard(R) VIF Equity Index Portfolio               _______%
Vanguard(R) LifeStrategy(R) Income Fund                _______% Vanguard(R) VIF Growth Portfolio                     _______%
Vanguard(R) LifeStrategy(R) Moderate Growth Fund       _______% Vanguard(R) VIF High Yield Bond Portfolio            _______%
                                                                Vanguard(R) VIF International Portfolio              _______%
                                                                Vanguard(R) VIF Mid-Cap Index Portfolio              _______%
                                                                Vanguard(R) VIF Money Market Portfolio               _______%
                                                                Vanguard(R) VIFREIT Index Portfolio                  _______%
                                                                Vanguard(R) VIF Short-Term Corporate Portfolio       _______%
                                                                Vanguard(R) VIF Small Company Growth Portfolio       _______%
                                                                Vanguard(R) VIF Total Bond Market Index Portfolio    _______%
                                                                Vanguard(R) VIF Total Stock Market Index Portfolio   _______%
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24GVIA1000                                                      Rev date:

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10. INCOME PAYMENTS                                              B.  PAYOUT OPTIONS:

A. [_] SINGLE LIFE  [_] JOINT LIFE:                              [_] Lifetime Income Only (also complete #8)
                        (Also complete Joint Annuitant           [_] Lifetime Income with Certain Period of
                        Information, #1A)                            ________yrs and _________ mos
                                                                 [_] Certain Period of _______________yrs and _____________mos
   [_] Payments will be _______% at the death of either          [_] Lifetime Income with Full Cash Refund
                                                                 [_] Lifetime Income with Installment Refund
   [_] Payments will be _______% at the death of ____________    [_] Other _________________

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C. PAYMENT MODE (FREQUENCY):                                     D.  ASSUMED INVESTMENT RETURN (AIR)*:

[_]  Monthly    [_] Quarterly    [_]  Semi-Annually                    [_] 3.5%    [_] 5.0%

[_]  Annually   [_] Other ________________________                  * Applicable for Variable Annuity Income only

Income Start Date - Will be one modal period from the date premium is received unless stated here: (MM/DD/YYYY) ________________________

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11. LIFETIME INCOME PAYOUT OPTION

    I understand that no further income payments will be made and this contract will terminate at the death of all Annuitants listed in #1 (and #1A, if applicable)
                                                                                    (Owner's Initials) _________________________

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12. TAX WITHHOLDING

    Annuity payments may be subject to Federal and State income tax withholding. If you elect not to have withholding apply to your payments, or if you do not have enough Federal and State income tax withheld, you may be responsible for payment of estimated tax. You may incur tax penalties if your withholding and estimated tax payments are not sufficient. You may revoke your withholding election at any time by completing a new W4-P and returning it to the Company. IF A W4-P IS NOT INCLUDED OR WITHHOLDING IS NOT INDICATED BELOW, FEDERAL WITHHOLDING WILL BE FOR FILING AS A MARRIED PERSON CLAIMING THREE (3) WITHHOLDING ALLOWANCES UNTIL REVOKED BY THE OWNER.

    Federal Tax Withholding:
    ------------------------
    [_] DO NOT withhold Federal Income Tax
    [_] DO withhold Federal Income Tax based on this information:  Allowances __________  Marital Status _____________________

    State Tax Withholding (if applicable):
    --------------------------------------
    [_] DO NOT withhold State Income Tax
    [_] DO withhold State Income Tax: $_________ OR __________% OR Allowances __________  Marital Status _____________________

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13. REQUEST FOR A SAI

    [_] I request a copy of the current Statement of Additional Information.

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14. OWNER(S) SIGNATURES

To the best of your knowledge, is this insurance being purchased to replace or change any existing insurance or annuity? [_] Yes [_] No

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9.  TELEPHONE TRANSFER AUTHORIZATION

If you wish to use the telephone to request asset transfers among the Variable Investment Options above, the Annuitant (and Joint Annuitant, if applicable) must sign this section.

THE UNDERSIGNED ANNUITANT(S) AUTHORIZE the American International Life Assurance Company of New York (AILife) to honor my(our) telephone instructions to make transfers among the various Investment Options. I/We hereby acknowledge that AILife will not be liable for any loss, liability, cost, or expense for acting in accordance with such instructions believed to be genuine.


    X_______________________________________________   X___________________________________________    _______________________
     Annuitant's Signature                              Joint Annuitant's Signature (if applicable)    Date

THE UNDERSIGNED OWNER(S) UNDERSTAND that acceptance by the Company of this application will result in the issuance of a Variable Immediate Annuity and as such the Owner(s) will be bound by the provisions and entitled to the benefits of the Contract.. On behalf of the Undersigned Owner(s) and any person who may claim any interest resulting from the Undersigned Owner(s) application for this Contract, the Undersigned Owner(s) represent that all statements set forth above are full, complete and true as written and correctly recorded to the best of the Undersigned Owner(s) knowledge.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Receipt of a current Variable Annuity and Fund Prospectus, and/or supplement, and IRA Disclosure Statement, if applicable, is hereby acknowledged.

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UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE SOCIAL SECURITY NUMBER (SSN)
OR TAXPAYER IDENTIFICATION NUMBER IS CORRECT AS IT APPEARS ON THE APPLICATION; AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER (S) 3406(A)(1)(C) OF THE INTERNAL REVENUE CODE; AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID
BACKUP WITHHOLDING. YOU MUST CROSS OUT ITEM (2) IF YOU ARE SUBJECT TO BACKUP WITHHOLDING AND CROSS OUT ITEM (3) IF YOU ARE NOT A U.S. PERSON (INCLUDING A
U.S. RESIDENT ALIEN).


    X_______________________________________________   X___________________________________________    _______________________
     Annuitant's Signature                              Joint Annuitant's Signature (if applicable)    Date


    X_______________________________________________   X___________________________________________    _______________________
     Owner's Signature (if different from Annuitant)    Joint Owner's Signature (if applicable)        Date
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24GVIA1000                                                      Rev date: